Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dolby Laboratories, Inc (the “Company”), on Form 10-Q for the quarter ended April 1, 2005, as filed with the Securities and Exchange Commission (the “Report”), N.W. Jasper, Jr., President and Chief Executive Officer of the Company and Janet L. Daly, Vice President, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 13, 2005

/s/ N. W. JASPER, JR.
N. W. Jasper, Jr.
President and Chief Executive Officer

/s/ JANET L. DALY
Janet L. Daly
Vice President, Chief Financial Officer